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                                                                   Exhibit 32.2

                                  CERTIFICATION


         In connection with the Annual Report of Home Director, Inc. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2003 (the "Report") and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, DARYL STEMM, the Chief Financial Officer and Secretary of the Company, certify that to my knowledge:

         1. The Report fully complies with the requirements of Section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  April 1, 2004


                                          /s/ Daryl Stemm
                                          ------------------------------
                                          Daryl Stemm,
                                          Chief Financial Officer and Secretary